The Intelligent Creation of Wealth

Intermediate Government Fund

High Yield Bond Fund

Semiannual Report
(Unaudited) and Investment Performance
Review for the Six-Month Period Ended
March 31, 2002

April 26, 2002

Dear Valued Shareholders:

      I am pleased to provide you with the semiannual report for the Intermediate Government Fund and the High Yield Bond Fund (the “Funds”), each a portfolio of the Heritage Income Trust, for the six-month period ended March 31, 2002.

      During the six-month period, the Intermediate Government Fund experienced negative returns of 0.77%*, 0.91%* and 0.80%* on its Class A, Class B and Class C shares, respectively. During this same period, the High Yield Bond Fund posted positive returns of 5.77%*, 5.38%* and 5.38%* on its Class A, Class B and Class C shares, respectively.

      The Intermediate Government Fund dealt with a difficult environment brought on by divergent yield movements caused by the Federal Reserve Board’s lowering of interest rates. At the end of the period, the portfolio’s weighting in U.S. Treasuries was reduced to make way for investments in mortgage-backed securities. We believe that as the economy recovers, and interest rates rise, these securities will be in a position to benefit the performance of the Fund. The High Yield Bond Fund’s performance was positively affected by a rally in the high yield market at the beginning of the period as well as portfolio management strategies such as overweightings in consumer-related industries and energy.

      In the letters that follow, Peter Wallace, portfolio manager for the Intermediate Government Fund, and Peter Wilby, portfolio manager for the High Yield Bond Fund, comment in further detail on the performance of the Funds. I hope you find their remarks helpful in understanding how your Fund’s investment portfolio is managed.

      On behalf of Heritage, I thank you for investing in Heritage Income Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

Sincerely,

Richard K. Riess
President

*	These returns are calculated without the imposition of front-end or contingent deferred sales charges. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Past performance does not guarantee future results.

April 26, 2002

Dear Fellow Shareholders:

      For the six months ended March 31, 2002, the Intermediate Government Fund Class A Shares produced a total return of –0.77%*, while the Lehman Intermediate Government Index returned –0.40% and the Lehman Intermediate Treasury Index returned –0.56%.

      During the last six months, the yield curve twisted rather violently with the short end of the curve, defined by Treasury bills, falling sharply in yield while the rest of the yield curve, especially the ten year sector, rose sharply in yield. These divergent yield movements were a function of the Federal Reserve lowering short-term rates and driving the shorter-end of the yield curve lower in yield while the investors in longer maturities feared the Fed’s actions would lead to much stronger economic growth and possibly an outbreak of inflation.

      The following table shows the magnitude of interest rate change and six-month holding period returns across the U.S. Treasury yield curve:

	9/28/01	3/29/02	Change	Total Returns

3 month	2.365%	1.771%	- 0.594%	+1.08%
6 month	2.348%	2.100%	- 1.148%	+1.19%
2 year	2.847%	3.707%	+0.288%	+0.50%
5 year	3.802%	4.831%	+1.029%	-1.95%
10 year	4.586%	5.424%	+0.838%	-4.36%
30 year	5.419%	5.828%	+0.409%	-2.98%

Source: Yields and Change: Bloomberg; Returns: Lehman Brothers

      As is usual, any point to point measurement of the change in yield or price masks the interim volatility of markets, and the last six months were no exception. On September 10th, the ten year Treasury yielded 4.85% and by November 7th it had tumbled 67 basis points to a yield of 4.18%, the lowest level since October of 1998. From that date to the end of the semi-annual period, yields rose by 124 basis points to 5.42%, in a little less than 5 months.

      Between the September 11th attacks and December 11th, the Federal Reserve’s Federal Open Market Committee cut rates by 175 basis points making this period one of the most aggressive periods of monetary easing in history. By the end of December, the federal funds rate had fallen to levels not seen since 1961.

      Economic activity during the semi-annual period was quite mixed. The National Bureau of Economic Research, a private group of academic economists charged with dating economic cycles, declared that a recession had begun in March of 2001. In the third quarter, Real Gross Domestic Product (GDP) fell at a –1.3% annual rate but quickly recovered with the fourth quarter showing growth of +1.7% making this (so far) the only recession to have but a single quarter of negative GDP growth. Conventional wisdom has generally defined recessions as two consecutive quarters of negative GDP growth. Due to the slowing in the rate of inventory liquidation, 2002’s first quarter GDP could be quite strong.

      Inflation over the period was still quite benign. Prices at the wholesale level as measured by the Producer Price Index (PPI) actually declined by –1.6% over the twelve months ended March of 2002. Excluding the volatile food and energy components, the PPI rose a scant +0.5%. Consumer Prices were only slightly higher rising by +1.4% and excluding food and energy rose by +2.4%. Regardless of the favorable inflation environment, yields continued to move higher on investor fears that the Fed had provided too much stimulus to an economy that was already recovering.

*	Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These returns are calculated without the imposition of front-end or contingent deferred sales charges.

      The fixed income market shared the volatility of the economy and swung quickly from bullish to bearish along with the data. During the period the Intermediate Government Fund was positioned in short and intermediate Treasury and agency securities with only a small position in mortgage-backed securities (MBS). Although MBS had very attractive yields, prepayments were exceptionally high as home owners refinanced their mortgages at very attractive rates. Our reduced allocation to MBS benefited the Fund’s performance. We remained cautious on the markets in January and February, which penalized performance as rates temporarily moved lower, yet recently rates have moved higher again and our shorter duration has benefited the Fund. As rates moved higher, and the risk of prepayments has lessened, we have again added a significant amount of MBS to the portfolio. This position should continue to perform well as volatility declines as interest rates rise allowing MBS yield spreads to tighten against their treasury benchmarks while providing attractive income flows.

      We continue to believe that interest rates will move slightly higher in the months ahead, not so much because of strong economic data and recovery, but as the Federal Reserve wisely moves from an accommodative (easy) monetary policy to a neutral policy by raising the target funds rate to near the pre-September 11th level. The Fund is structured defensively but not overly so as the risk of international turmoil might possibly ignite a flight to quality bid for treasury securities.

      Thanks for your continued confidence in the Intermediate Government Fund.

Sincerely,

H. Peter Wallace, CFA
Senior Vice President
Heritage Asset Management, Inc.
Portfolio Manager, Intermediate Government Fund

April 12, 2002

Dear Shareholders:

     The Heritage Income Trust — High Yield Bond Fund returned 5.77%* on its Class A shares for the six-months ended March 31, 2002. By comparison, the Salomon Smith Barney High Yield Market Index gained 8.67% and the Lipper High Current Yield Fund category returned 6.36%.

     After declining 7.2% in September according to the Salomon Smith Barney High Yield Market Index, the high yield market rebounded in the six-months ended March 31, 2002 as investor sentiment stabilized, mutual fund flows again turned positive with $7.5 billion of inflows and economic conditions appeared to be improving. Strong Treasury gains, bargain hunters in search of oversold credits, the return of positive fund flows after outflows of almost $2 billion in September, and better-than-expected third quarter results helped the high yield market rally to begin the six-month period. However, Enron’s bankruptcy at the end of the 2001 calendar year led to increased volatility due to the related accounting concerns and increased downgrade activity by the rating agencies. In addition, weak equity markets, further deterioration of telecom fundamentals, and concerns about the timing and extent of an economic recovery weighed on the high yield market. The high yield market recovered in March as sentiment turned positive as investors adjusted to the increased focus on accounting and balance sheets, seemingly positive economic data inspired optimism that the economy was on the road to recovery, mutual funds received $3.2 billion of inflows in March alone, and the equity markets rallied.

     According to the Salomon Smith Barney High Yield Market Index, the average market yield at March 31, 2002 was 11.27%. This compares to 11.63% at December 31, 2001 and 13.02% September 30, 2001. Spreads, which were 896 basis points (8.96%) at September 30, 2001, tightened to 721 basis points at December 31, 2001, and tightened further to 640 basis points at March 31, 2002. These figures reflect the rally in the six-months ended March 31, 2002 as the high yield market recovered from the September lows and continued to gain, tightening below August spreads of 728 basis points, due to the improving economic outlook.

     Leading the market over the last six months have been Textiles, Containers, Lodging/ Leisure, Aerospace, and Airlines. Sectors that have lagged include Telecommunications, Utilities, Metals/ Mining, and Cable.

     During the six months, the Fund increased its exposure to Healthcare, Chemicals, and Retail, while reducing its holdings in Airlines, Metals/ Mining, and Gaming.

     The Fund’s performance for the six-month period benefited from underweightings in Telecommunications and Utilities. In addition, the Fund’s performance was helped by overweightings in consumer-related industries and Energy. The Fund’s performance was adversely affected by an overweighting in better quality credits and by underweightings in Airlines and Automotive.

     Going forward, valuations in the market continue to appear attractive at yields in excess of 11.25%, yet we remain somewhat cautious as we believe that several factors including (i) disappointing corporate profitability, (ii) the magnitude and timing of a global economic rally, (iii) reduced secondary market liquidity, (iv) the potential for Federal Reserve interest rate hikes, (v) further accounting scares and (vi) continued equity market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector which present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment grade and investment grade/high yield bonds.

Best Regards,

Peter J. Wilby
Managing Director
Salomon Brothers Asset Management Inc.
Portfolio Manager, High Yield Bond Fund

*	Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These returns are calculated without the imposition of front-end or contingent deferred sales charges.

Heritage Income Trust
Intermediate Government Fund
Investment Portfolio
March 31, 2002
(unaudited)

Principal		Maturity	Market
Amount		Date	Value

U.S. Government and Agency Securities—92.6%(a)

U.S. Treasuries—44.9%
$1,000,000	U.S. Treasury Notes, 4.25%	03/31/03	$1,015,352
1,500,000	U.S. Treasury Notes, 5.375%	06/30/03	1,543,593
1,500,000	U.S. Treasury Notes, 5.25%	08/15/03	1,542,480
1,500,000	U.S. Treasury Notes, 3.625%	08/31/03	1,508,847
1,000,000	U.S. Treasury Notes, 4.25%	11/15/03	1,013,398
1,000,000	U.S. Treasury Notes, 3.0%	11/30/03	992,578
1,000,000	U.S. Treasury Notes, 5.875%	02/15/04	1,040,977
3,700,000	U.S. Treasury Notes, 4.625%	05/15/06	3,685,692
1,000,000	U.S. Treasury Notes, 3.5%	11/15/06	945,781

	Total U.S. Treasuries (cost $13,224,949)		13,288,698

U.S. Government Agencies—47.7%

Federal Home Loan Bank—3.4%
1,000,000	Federal Home Loan Bank, 5.125%	03/06/06	1,004,776

Federal Home Loan Mortgage Association—13.2%
1,000,000	Freddie Mac, 5.25%	01/15/06	1,009,515
1,000,000	Freddie Mac, 5.75%	03/15/09	999,159
1,846,506	POOL #C47218, 30 year Pass-Through, 7.5%	02/01/31	1,913,607

			3,922,281

Federal National Mortgage Association—18.9%
1,000,000	Fannie Mae, 5.0%	02/14/03	1,018,342
2,500,000	Fannie Mae, 6.0%	12/15/05	2,590,625
1,986,407	POOL #625185, 30 year Pass-Through, 6.5%	02/01/32	1,979,953

			5,588,920

Government National Mortgage Association—12.2%
1,597,310	POOL #450456, 30 year Pass-Through, 7.0%	01/15/28	1,630,316
1,996,144	POOL #572852, 30 year Pass-Through, 6.5%	01/15/32	1,992,479

			3,622,795

	Total U.S. Government Agencies (cost $14,070,637)		14,138,772

	Total U.S. Government and Agency Securities (cost $27,295,586)		27,427,470

Repurchase Agreement—4.5%(a)

Repurchase Agreement with State Street Bank and Trust Company, dated March 28, 2002 @ 1.70% to be repurchased at $1,335,252 on April 1, 2002, collateralized by $905,000 United States Treasury Notes, 13.25% due May 15, 2002, (market value $1,366,770 including interest) (cost $1,335,000)			1,335,000

Total Investment Portfolio (cost $28,630,586)(b), 97.1%(a)			28,762,470
Other Assets and Liabilities, net, 2.9%(a)			847,654

Net Assets, 100.0%			$29,610,124

(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $131,884 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $255,854 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $123,970.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)

Principal		Market
Amount		Value

Domestic Corporate Bonds—82.9%(a)

Advertising—1.2%

$500,000	Sitel Corporation, 9.25%, 03/15/06	$450,000

Aerospace/Defense—0.9%

125,000	Alliant Techsystems Inc., 8.5%, 05/15/11	133,125
200,000	Sequa Corporation, 9.0%, 08/01/09	200,000
500,000	Stellex Industries, Inc., Series “B”, 9.5%, 11/01/07(b)	50

		333,175

Agriculture—1.6%

375,000	Hines Horticulture, Inc., Series “B”, 12.75%, 10/15/05	378,750
250,000	North Atlantic Trading Company, Series “B”, 11.0%, 06/15/04	230,938

		609,688

Auto Parts & Equipment—1.6%

250,000	Advance Stores Company, Inc., Series “B”, 10.25%, 04/15/08	264,375
125,000	ArvinMeritor Inc., 8.75%, 03/01/12	129,134
75,000	Collins & Aikman Products, 10.75%, 12/31/11	75,750
100,000	CSK Auto Inc., 12.0%, 06/15/06	106,000

		575,259

Beverages—0.7%

250,000	Constellation Brands Inc., 8.5%, 03/01/09	260,000

Broadcasting—7.1%

125,000	Charter Communications Holdings Capital Corporation, 10.0%, 05/15/11	119,375
625,000	Charter Communications Holdings, LLC, 0.0% to 04/01/04, 9.92% to maturity(c), 04/01/11	431,250
125,000	Charter Communications Holdings, LLC, 8.625%, 04/01/09	113,125
500,000	CSC Holdings Inc., 10.5%, 05/15/16	550,000
325,000	Echostar DBS Corporation, 9.375%, 02/01/09	338,000
325,000	LIN Television Corporation, 8.0%, 01/15/08	331,500
250,000	Mediacom Broadband LLC, 11.0%, 07/15/13	276,250
275,000	Radio One Inc., Series “B”, 8.875%, 07/01/11	288,750
150,000	Young Broadcasting Inc., 8.5%, 12/01/08	156,000

		2,604,250

Chemicals—6.0%

125,000	Acetex Corporation, 10.875%, 08/01/09	130,000
250,000	Airgas Inc., Series “MTN”, 7.75%, 09/15/06	254,074
250,000	Applied Extrusion Technologies Inc., Series “B”, 10.75%, 07/01/11	265,000
250,000	ISP Chemco Inc., Series “B”, 10.25%, 07/01/11	264,375
200,000	Millennium America Inc., 9.25%, 06/15/08	206,000
250,000	Noveon Inc., Series “B”, 11.0%, 02/28/11	265,000
325,000	OM Group Inc., 9.25%, 12/15/11	338,000
150,000	Scotts Company, 8.625%, 01/15/09	155,250
350,000	United Industries Corporation, Series “B”, 9.875%, 04/01/09	346,500

		2,224,199

Commercial Services—2.9%

175,000	aaiPharma Inc., 11.0%, 04/01/10	175,000
175,000	Comforce Operating, Inc., Series “B”, 12.0%, 12/01/07	91,000
375,000	Iron Mountain, Inc., 8.625%, 04/01/13	393,750
155,000	Mail-Well Corporation, Series “B”, 8.75%, 12/15/08	143,375
250,000	World Color Inc., 8.375%, 11/15/08	255,597

		1,058,722

Computers—0.8%

50,000	Unisys Corporation, 7.875%, 04/01/08	50,000
250,000	Unisys Corporation, 8.125%, 06/01/06	255,000

		305,000

Cosmetics/Personal Care—1.7%

150,000	Elizabeth Arden Inc., Series “B”, 10.375%, 05/15/07	133,875
75,000	Elizabeth Arden Inc., Series “B”, 11.75%, 02/01/11	75,000
250,000	Playtex Products Inc., 9.375%, 06/01/11	265,625

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)
(continued)

Principal		Market
Amount		Value

Domestic Corporate Bonds (continued)

Cosmetics/Personal Care (continued)

$50,000	Revlon Consumer Products Corporation, 12.0%, 12/01/05	$50,312
175,000	Revlon Consumer Products Corporation, 8.125%, 02/01/06	119,875

		644,687

Diversified Manufacturer—1.1%

125,000	Foamex Capital Corporation, 10.75%, 04/01/09	128,125
100,000	Foamex, L.P., 9.875%, 06/15/07	91,000
200,000	Grey Wolf Inc., 8.875%, 07/01/07	204,000

		423,125

Electric—1.8%

375,000	Calpine Corporation, 8.75%, 07/15/07	292,500
325,000	CMS Energy Corporation, 9.875%, 10/15/07	352,625

		645,125

Electrical Components & Equipment—0.6%

200,000	Ucar Finance Inc., 10.25%, 02/15/12	210,000

Entertainment—1.5%

250,000	Argosy Gaming Company, 10.75%, 06/01/09	275,625
250,000	Horseshoe Gaming Holding Corporation, Series “B”, 8.625%, 05/15/09	260,000

		535,625

Environmental Control—1.3%

500,000	Allied Waste North America, Inc., Series “B”, 7.875%, 01/01/09	481,250
500,000	Safety-Kleen Services, 9.25%, 06/01/08(b)	50

		481,300

Financial Services—1.2%

493,850	Airplane Pass Through Trust, Class “D”, 10.875%, 03/15/19	93,832
350,000	Ford Motor Credit Company, 7.25%, 10/25/11	336,942

		430,774

Food—1.2%

175,000	Fleming Cos Inc., 10.125%, 04/01/08	182,875
83,000	Pueblo Xtra International Inc., 9.5%, 08/01/03	32,785
150,000	Smithfield Foods Inc., Series “B”, 8.0%, 10/15/09	152,625
250,000	Vlasic Foods International, Inc., Series “B”, 10.25%, 07/01/09(b)	55,000

		423,285

Forest Products & Paper—1.1%

175,000	Appleton Papers Inc., 12.5%, 12/15/08	171,500
100,000	Georgia-Pacific Corporation, 7.5%, 05/15/06	98,032
75,000	Georgia-Pacific Corporation, 8.875%, 05/15/31	70,670
75,000	Georgia-Pacific Corporation, 9.625%, 03/15/02	70,390

		410,592

Healthcare Products—0.9%

325,000	Conmed Corporation, 9.0%, 03/15/08	331,906

Healthcare Services—5.7%

300,000	Beverly Enterprises Inc., 9.625%, 04/15/09	306,375
250,000	HCA Inc., 6.91%, 06/15/05	254,495
200,000	HCA Inc., 8.75%, 09/01/10	218,500
325,000	IASIS Healthcare Corporation, 13.0%, 10/15/09	324,188
200,000	Insight Health Services Corporation, 9.875%, 11/01/11	204,250
100,000	Tenet Healthcare Corporation, Series “B”, 8.125%, 12/01/08	109,249
325,000	Triad Hospitals Inc., Series “B”, 8.75%, 05/01/09	346,125
325,000	Vanguard Health Systems Inc., 9.75%, 08/01/11	342,875

		2,106,057

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)
(continued)

Principal		Market
Amount		Value

Domestic Corporate Bonds (continued)

Holding Companies—1.1%

$369,000	P&L Coal Holdings Corporation, Series “B”, 8.875%, 05/15/08	$392,062

Home Furnishings—0.7%

125,000	Fedders North America Inc., 9.375%, 08/15/07	86,250
250,000	Mattress Discounters Corporation, Series “B”, 12.625%, 07/15/07	50,312
175,000	Winsloew Furniture Inc., Series “B”, 12.75%, 08/15/07	161,000

		297,562

Iron/Steel—0.1%

500,000	Republic Technologies International LLC, 13.75%, 07/15/09(b)	32,500

Leisure Time—0.3%

100,000	Icon Health & Fitness, 11.25%, 04/01/12	100,000

Lodging—6.0%

125,000	Aztar Corporation, 9.0%, 08/15/11	130,000
50,000	Coast Hotels & Casinos Inc., 9.5%, 04/01/09	52,812
250,000	Coast Hotels & Casinos Inc., 9.5%, 04/01/09	264,062
350,000	Harrah’s Operating Co Inc., 8.0%, 02/01/11	365,186
400,000	HMH Properties, Inc., Series “B”, 7.875%, 08/01/08	394,000
300,000	MGM Mirage Inc., 9.75%, 06/01/07	324,000
250,000	Park Place Entertainment Corporation, 7.875%, 12/15/05	250,000
75,000	Park Place Entertainment Corporation, 8.125%, 05/15/11	75,375
75,000	Park Place Entertainment Corporation, 8.875%, 09/15/08	78,469
250,000	Station Casinos Inc., 9.875%, 07/01/10	268,125

		2,202,029

Mining—0.4%

150,000	Compass Minerals Group Inc., 10.0%, 08/15/11	158,062

Multimedia—1.0%

150,000	Corus Entertainment Inc., 8.75%, 03/01/12	154,875
200,000	Nextmedia Operating Inc., 10.75%, 07/01/11	214,500

		369,375

Oil & Gas—6.8%

500,000	Benton Oil & Gas Company, 11.625%, 05/01/03	495,000
500,000	Ocean Energy Inc., Series “B”, 8.375%, 07/01/08	528,750
250,000	Pioneer Natural Resources Company, 9.625%, 04/01/10	272,162
150,000	Plains Resources, Inc., Series “B”, 10.25%, 03/15/06	154,500
250,000	Pride International, Inc., 9.375%, 05/01/07	260,312
325,000	Stone Energy Corporation, 8.25%, 12/15/11	332,312
175,000	Vintage Petroleum Inc., 9.75%, 06/30/09	175,000
250,000	Westport Resources Corporation, 8.25%, 11/01/11	256,875

		2,474,911

Packaging & Containers—2.5%

325,000	Berry Plastics Corporation, 12.25%, 04/15/04	327,438
150,000	Graphic Packaging Corporation, 8.625%, 02/15/12	155,625
25,000	Radnor Holdings, Inc., 10.0%, 12/01/03	20,750
125,000	Radnor Holdings, Inc., Series “B”, 10.0%, 12/01/03	103,750
300,000	Riverwood International Corporation, 10.625%, 08/01/07	318,000

		925,563

Pharmaceuticals—1.0%

200,000	AdvancePCS, 8.5%, 04/01/08	208,000
150,000	Vicar Operating Inc., 9.875%, 12/01/09	157,500

		365,500

Pipelines—0.4%

125,000	Western Gas Resources Inc., 10.0%, 06/15/09	132,500

Printing & Publishing—0.5%

160,000	Hollinger International Publishing, 9.25%, 03/15/07	165,000

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)
(continued)

Principal		Market
Amount		Value

Domestic Corporate Bonds (continued)

REITS—1.6%

$200,000	Felcor Lodging LP, 8.5%, 06/01/11	$202,500
25,000	Host Marriott LP, Series “E”, 8.375%, 02/15/06	25,188
350,000	Meristar Hospitality Corporation, 9.125%, 01/15/11	357,438

		585,126

Retail—7.1%

350,000	Cole National Group, 9.875%, 12/31/06	353,500
500,000	Duane Reade Inc., 9.25%, 02/15/08	505,000
250,000	Finlay Enterprises, Inc., 9.0%, 05/01/08	237,500
250,000	Home Interiors & Gifts, Inc., 10.125%, 06/01/08	225,000
500,000	Leslie’s Poolmart, 10.375%, 07/15/04	465,000
150,000	Petco Animal Supplies Inc., 10.75%, 11/01/11	164,250
50,000	Rite Aid Corporation, 11.25%, 07/01/08	39,000
75,000	Rite Aid Corporation, 7.125%, 01/15/07	54,000
175,000	Rite Aid Corporation, 7.625%, 04/15/05	138,688
50,000	Saks Inc., 8.25%, 11/15/08	49,000
225,000	Saks Inc., 9.875%, 10/01/11	232,312
50,000	The Gap Inc., 6.9%, 09/15/07	43,731
85,000	The Gap Inc., 8.8%, 12/15/08	84,664

		2,591,645

Savings & Loans—0.9%

300,000	Sovereign Bancorp Inc., 10.50%, 11/15/06	329,250

Telecommunications—10.3%

100,000	American Cellular Corporation, 9.5%, 10/15/09	73,500
350,000	American Tower Corporation, 9.375%, 02/01/09	259,000
290,000	Crown Castle International Corporation, 10.75%, 08/01/11	261,000
50,000	Crown Castle International Corporation, 9.375%, 08/01/11	42,125
75,000	Dobson Communications Corporation, 10.875%, 07/01/10	72,000
250,000	Echostar DBS Corporation, 9.125%, 01/15/09	257,500
325,000	Frontier Corporation, 6.0%, 10/15/03(b)	45,500
75,000	Insight Midwest LP, 10.5%, 11/01/10	81,375
250,000	Insight Midwest LP, 9.75%, 10/01/09	261,250
75,000	Motorola Inc., 8.0%, 11/01/11	74,156
950,000	Nextel Communications, Inc., 0.0% to 10/31/02, 9.75% to maturity(c) 10/31/07	612,750
55,000	NTL Communications Corporation, Series “B”, 11.5%, 10/01/08	19,250
30,000	NTL Inc., 12.75%, 04/15/05	9,600
125,000	NTL Inc., Series “B”, 0.0% to 04/01/03, 9.75% to maturity(c), 04/01/08	40,000
200,000	NTL Inc., Series “B”, 10.0%, 02/15/07	70,000
470,000	NTL Inc., Series “B”, 11.5%, 02/01/06	166,850
325,000	Price Communications Wireless Inc., 11.75%, 07/15/07	346,938
350,000	Qwest Capital Funding Inc., 7.75%, 08/15/06	295,189
175,000	Rural Cellular Corporation, 9.75%, 01/15/10	144,375
350,000	SBA Communications Corporation, 10.25%, 02/01/09	240,625
210,000	Spectrasite Holdings Inc., Series “B”, 10.75%, 03/15/10	99,750
150,000	Triton PCS Inc., 8.75%, 11/15/11	139,500
250,000	UbiquiTel Operating Company, 0.0% to 04/15/05, 14.0% to maturity(c), 04/15/10	88,750
500,000	World Access Inc., 13.25%, 01/15/08(b)	15,000
400,000	XO Communications Inc., 10.75%, 06/01/09(b)	50,000

		3,765,983

Textiles—0.1%

300,000	Pillowtex Corporation, Series “B”, 9.0%, 12/15/07(b)	2,250

Transportation—0.1%

500,000	Holt Group, 9.75%, 01/15/06(b)	15,000

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)
(continued)

Principal		Market
Amount		Value

Domestic Corporate Bonds (continued)

Water—1.1%

$250,000	Azurix Corporation, Series “B”, 10.375%, 02/15/07	$220,000
200,000	Azurix Corporation, Series “B”, 10.75%, 02/15/10	176,000

		396,000

Total Domestic Corporate Bonds (cost $35,931,970)		30,363,087

Foreign Corporate Bonds—6.1%(a)

Broadcasting—0.3%

175,000	United Pan-Europe Communications NV, Series “B”, 0.0% to 02/01/05, 13.75% to maturity(c), 02/01/10	17,500
275,000	United Pan-Europe Communications NV, Series “B”, 0.0% to 11/01/04, 13.375% to maturity(c), 11/01/09	30,250
350,000	United Pan-Europe Communications NV, Series “B”, 10.875%, 08/01/09(b)	45,500
250,000	United Pan-Europe Communications NV, Series “B”, 11.5%, 02/01/10(b)	32,500

		125,750

Coal—0.7%

250,000	Luscar Coal Ltd., 9.75%, 10/15/11	266,562

Entertainment—0.3%

125,000	Sun International Hotels Ltd., 8.875%, 08/15/11	126,250

Financial Services—1.0%

325,000	Yell Finance BV, 10.75%, 08/01/11	354,250

Food—0.7%

225,000	Premier International Foods, PLC, 12.0%, 09/01/09	248,625

Healthcare Services—0.5%

175,000	Dynacare Inc, 10.75%, 01/15/06	181,125

Office/Business Equipment—0.9%

375,000	Xerox Capital (Europe) PLC, 5.875%, 05/15/04	341,612

Telecommunications—0.9%

175,000	Global Crossing Holding Ltd., 9.625%, 05/15/08(b)	3,719
175,000	Rogers Cantel Inc., 8.8%, 10/01/07	151,375
335,000	Telewest Communications PLC, 0.0% to 02/01/05, 11.375% to maturity(c), 02/01/10	107,200
150,000	Telewest Communications, PLC, 0.0% to 04/15/04, 9.25% to maturity(c), 04/15/09	54,000

		316,294

Transportation—0.8%

500,000	Enterprises Shipholding Corporation, 8.875%, 05/01/08(b)	175,625
125,000	Teekay Shipping Corporation, 8.32%, 02/01/08	131,875

		307,500

Total Foreign Corporate Bonds (cost $2,774,736)		2,267,968

Convertible Bonds—0.4%(a)

Internet—0.4%

175,000	I2 Technologies Inc., 5.25%, 12/15/06	128,625

Total Convertible Bonds (cost $130,541)		128,625

		Market
Shares		Value

Warrants, Common & Preferred Stocks—0.9%(a)*

4,056	Axiohm Transaction Solutions (Common Stock)(e)	41
1,250	Cablevision Systems Corporation, Series “M”, 11.125% (Preferred Stock)	128,125
16,352	Imperial Sugar Company* (Common Stock)	106,452
17,241	Indesco International Inc. (Common Stock)	86,207

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
High Yield Bond Fund
Investment Portfolio
March 31, 2002
(unaudited)
(continued)

		Market
Shares		Value

Warrants, Common & Preferred Stocks (continued)

200	Leap Wireless International, Inc.	$8,000
250	Mattress Discounters	281
375	Ubiquitel Inc.	13,315
250	Winsloew Furniture Inc.(e)	2,500

Total Warrants, Common & Preferred Stocks (cost $1,216,337)		344,921

Total Investment Portfolio excluding repurchase agreement (cost $40,053,584)		33,104,601

Repurchase Agreement—4.1%(a)

Repurchase Agreement with State Street Bank and Trust Company, dated March 28, 2002 @ 1.70% to be repurchased at $1,489,281 on April 1, 2002, collateralized by $1,010,000 United States Treasury Bonds, 13.25% due May 15, 2014, (market value $1,525,346 including interest) (cost $1,489,000)		1,489,000

Total Investment Portfolio
(cost $41,542,584)(d), 94.4%(a)		34,593,601
Other Assets and Liabilities, net, 5.6%(a)		2,053,875

Net Assets, 100.0%		$36,647,476

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bond not current on interest payment.
(c)	Bonds reset to applicable coupon rate at a future date.
(d)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $6,948,983 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $978,924 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $7,927,907.
(e)	Securities are fair valued according to procedures adopted by the Board of Trustees.

The accompanying notes are an integral part of the financial statements.

________________________________________________________________________________
Heritage Income Trust
Statements of Assets And Liabilities
March 31, 2002
(unaudited)

	Intermediate	High Yield
	Government Fund	Bond Fund

Assets

Investments, at market value (identified cost $27,295,586 and $40,053,584, respectively) (Note 1)	$27,427,470	$33,104,601
Repurchase agreement (identified cost $1,335,000 and $1,489,000, respectively) (Note 1)	1,335,000	1,489,000
Cash	516	689
Receivables:
Investments sold	—	633,142
Fund shares sold	617,055	802,434
From Manager	28,908	—
Interest	277,976	847,804
Deferred state qualification expenses (Note 1)	15,835	14,997

Total assets	$29,702,760	$36,892,667

Liabilities

Payables (Note 4):
Investments purchased	$—	$150,087
Fund shares redeemed	25,059	9,138
Accrued management fee	—	1,920
Accrued distribution fee	8,484	14,276
Accrued shareholder servicing fee	6,900	6,000
Accrued fund accounting fee	13,470	15,000
Other accrued expenses	38,723	48,770

Total liabilities	92,636	245,191

Net assets, at market value	$29,610,124	$36,647,476

Net Assets

Net assets consist of (Notes 1 and 5):
Paid-in capital	$39,531,537	$53,551,365
Undistributed net investment income	191,562	392,453
Accumulated net realized loss	(10,244,859)	(10,347,359)
Net unrealized appreciation (depreciation) on investments	131,884	(6,948,983)

Net assets, at market value	$29,610,124	$36,647,476

Net assets, at market value
Class A Shares	$23,360,703	$22,547,712
Class B Shares	1,697,154	4,942,486
Class C Shares	4,552,267	9,157,278

Total	$29,610,124	$36,647,476

Shares of beneficial interest outstanding
Class A Shares	2,453,485	3,132,752
Class B Shares	178,993	691,070
Class C Shares	479,218	1,279,759

Total	3,111,696	5,103,581

Net Asset Value — offering and redemption price per share (Notes 1 and 2)
Class A Shares	$9.52	$7.20

Maximum offering price per share (100/96.25 of $9.52 and $7.20, respectively)	$9.89	$7.48

Class B Shares	$9.48	$7.15

Class C Shares	$9.50	$7.16

The accompanying notes are an integral part of the financial statements.

________________________________________________________________________________
Heritage Income Trust
Statements of Operations
For the Six-Month Period Ended March 31, 2002
(unaudited)

	Intermediate	High Yield
	Government Fund	Bond Fund

Investment Income

Income:
Interest	$735,149	$1,572,117
Expenses (Notes 1 and 4):
Management fee	76,298	100,742
Distribution fee (Class A Shares)	32,231	28,290
Distribution fee (Class B Shares)	4,854	17,820
Distribution fee (Class C Shares)	14,432	33,071
Fund accounting fee	25,911	30,389
Professional fees	33,592	30,559
State qualification expenses	21,730	21,354
Shareholder servicing fees	13,158	12,576
Reports to shareholders	9,500	10,000
Custodian fee	5,851	12,204
Trustees’ fees and expenses	5,866	5,866
Insurance	1,111	1,296
Other	76	96

Total expenses before waiver and reimbursement	244,610	304,263
Fees waived by Manager (Note 4)	(76,298)	(82,104)
Reimbursement from Manager	(21,411)	—

Total expenses after waiver and reimbursement	146,901	221,750

Net investment income	588,248	1,346,890

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) from investment transactions	170,935	(1,999,212)
Net unrealized appreciation (depreciation) of investments during the period	(985,485)	2,474,795

Net gain (loss) on investments	(814,550)	475,583

Net increase (decrease) in net assets resulting from operations	$(226,302)	$1,825,541

The accompanying notes are an integral part of the financial statements.

________________________________________________________________________________
Heritage Income Trust
Statements of Changes in Net Assets

	For the Six-Month
	Period Ended	For the
	March 31, 2002	Year Ended
Intermediate Government Fund	(unaudited)	September 30, 2001

Increase (decrease) in net assets:
Operations:
Net investment income	$588,248	$1,235,236
Net realized gain from investment transactions	170,935	431,929
Net unrealized appreciation (depreciation) of investments during the period	(985,485)	1,234,795

Net increase (decrease) in net assets resulting from operations	(226,302)	2,901,960
Distributions to shareholders from:
Net investment income Class A Shares, ($0.19 and $0.46 per share, respectively)	(466,809)	(1,129,320)
Net investment income Class B Shares, ($0.17 and $0.43 per share, respectively)	(28,803)	(28,465)
Net investment income Class C Shares, ($0.17 and $0.43 per share, respectively)	(85,296)	(96,352)

Net distributions to shareholders	(580,908)	(1,254,137)
Increase (decrease) in net assets from Fund share transactions (Note 2)	(269,643)	3,859,383

Increase (decrease) in net assets	(1,076,853)	5,507,206
Net assets, beginning of period	30,686,977	25,179,771

Net assets, end of period (including undistributed net investment income of $191,562 and $184,222, respectively)	$29,610,124	$30,686,977

	For the Six-Month
	Period Ended	For the
	March 31, 2002	Year Ended
High Yield Bond Fund	(unaudited)	September 30, 2001

Increase (decrease) in net assets:
Operations:
Net investment income	$1,349,958	$2,996,602
Net realized loss from investment transactions	(1,999,212)	(3,231,496)
Net unrealized appreciation (depreciation) of investments during the period	2,474,795	(261,084)

Net increase (decrease) in net assets resulting from operations	1,825,541	(495,978)
Distributions to shareholders from:
Net investment income Class A Shares, ($0.31 and $0.70 per share, respectively)	(869,399)	(2,034,573)
Net investment income Class B Shares, ($0.28 and $0.66 per share, respectively)	(172,898)	(308,137)
Net investment income Class C Shares, ($0.28 and $0.66 per share, respectively)	(321,686)	(711,675)

Net distributions to shareholders	(1,363,983)	(3,054,386)
Increase (decrease) in net assets from Fund share transactions (Note 2)	4,309,103	(1,166,977)

Increase (decrease) in net assets	4,770,661	(4,717,339)
Net assets, beginning of period	31,876,815	36,594,154

Net assets, end of period (including undistributed net investment income of $392,453 and $406,478, respectively)	$36,647,476	$31,876,815

The accompanying notes are an integral part of the financial statements.

________________________________________________________________________________
Heritage Income Trust—Intermediate Government Fund
Financial Highlights

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*

	For the							For the
	Six-Month							Six-Month
	Period							Period
	Ended		For the Years Ended					Ended
	March 31,		September 30					March 31,
	2002							2002
	(unaudited)		2001	2000	1999	1998	1997	(unaudited)

Net asset value, beginning of period	$9.78		$9.19	$9.16	$9.70	$9.20	$9.08	$9.74

Income from Investment Operations:
Net investment income	0.19		0.45	0.50	0.41	0.48	0.51	0.17
Net realized and unrealized gain (loss) on investments	(0.26)		0.60	0.06	(0.53)	0.51	0.13	(0.26)

Total from Investment Operations	(0.07)		1.05	0.56	(0.12)	0.99	0.64	(0.09)

Less Distributions:
Dividends from net investment income	(0.19)		(0.46)	(0.53)	(0.42)	(0.49)	(0.52)	(0.17)

Net asset value, end of period	$9.52		$9.78	$9.19	$9.16	$9.70	$9.20	$9.48

Total Return (%)(a)	(0.77	)(b)	11.76	5.92	(1.20)	11.18	7.28	(0.91	)(b)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	0.90	(c)	0.87	0.87	0.91	0.92	0.93	1.20	(c)
Without expenses waived (%)	1.54	(c)	1.56	1.47	1.84	2.00	1.67	1.84	(c)
Net investment income to average daily net assets (%)	3.92	(c)	4.77	5.32	4.40	5.18	5.65	3.62	(c)
Portfolio turnover rate (%)	40		123	107	124	188	69	40
Net assets, end of period ($ millions)	23		25	23	11	13	14	2

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class B Shares*					Class C Shares

						For the
						Six-Month
						Period
	For the Years Ended					Ended		For the Years Ended
	September 30					March 31,		September 30
						2002
	2001	2000	1999	1998†		(unaudited)		2001	2000	1999	1998	1997

Net asset value, beginning of period	$9.15	$9.13	$9.67	$9.28		$9.75		$9.17	$9.14	$9.67	$9.18	$9.06

Income from Investment Operations:
Net investment income	0.42	0.47	0.39	0.33		0.18		0.41	0.45	0.40	0.41	0.49
Net realized and unrealized gain (loss) on investments	0.60	0.05	(0.53)	0.32		(0.26)		0.60	0.08	(0.53)	0.55	0.13

Total from Investment Operations	1.02	0.52	(0.14)	0.65		(0.08)		1.01	0.53	(0.13)	0.96	0.62

Less Distributions:
Dividends from net investment income	(0.43)	(0.50)	(0.40)	(0.26)		(0.17)		(0.43)	(0.50)	(0.40)	(0.47)	(0.50)

Net asset value, end of period	$9.74	$9.15	$9.13	$9.67		$9.50		$9.75	$9.17	$9.14	$9.67	$9.18

Total Return (%)(a)	11.46	5.47	(1.49)	7.16	(b)	(0.80	)(b)	11.32	5.58	(1.38)	10.85	7.02
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.20	1.20	1.20	1.20	(c)	1.20	(c)	1.20	1.20	1.20	1.20	1.20
Without expenses waived (%)	1.89	1.80	2.13	2.28	(c)	1.84	(c)	1.89	1.80	2.13	2.28	1.94
Net investment income to average daily net assets (%)	4.26	5.00	4.15	4.59	(c)	3.62	(c)	4.34	4.98	4.11	4.74	5.38
Portfolio turnover rate (%)	123	107	124	188		40		123	107	124	188	69
Net assets, end of period ($ millions)	1	0.3	0.4	0.1		5		4	2	2	5	1

*	Per share amounts have been calculated using the monthly average share method.

†	For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

________________________________________________________________________________
Heritage Income Trust—High Yield Bond Fund
Financial Highlights

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares						Class B Shares

	For the						For the
	Six-Month						Six-Month
	Period						Period
	Ended	For the Years Ended					Ended	For the Years Ended
	March 31,	September 30					March 31,	September 30
	2002						2002
	(unaudited)	2001	2000	1999	1998	1997	(unaudited)	2001

Net asset value, beginning of period	$7.10	$7.87	$8.98	$9.77	$10.69	$10.22	$7.06	$7.83

Income from Investment Operations:
Net investment income	0.29	0.70	0.92	0.86	0.88	0.90	0.27	0.65
Net realized and unrealized gain (loss) on investments	0.12	(0.77)	(1.11)	(0.78)	(0.91)	0.46	0.10	(0.76)

Total from Investment Operations	0.41	(0.07)	(0.19)	0.08	(0.03)	1.36	0.37	(0.11)

Less Distributions:
Dividends from net investment income	(0.31)	(0.70)	(0.92)	(0.87)	(0.89)	(0.89)	(0.28)	(0.66)

Net asset value, end of period	$7.20	$7.10	$7.87	$8.98	$9.77	$10.69	$7.15	$7.06

Total Return (%)(a)	5.77 (b)	(1.04)	(2.97)	0.66	(0.52)	14.00	5.38 (b)	(1.55)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.12 (c)	1.13	1.18	1.18	1.19	1.21	1.65 (c)	1.65
Without expenses waived (%)	1.61 (c)	1.58	1.40	1.27	1.30	1.30	2.14 (c)	2.10
Net investment income to average daily net assets (%)	8.24 (c)	9.17	10.07	8.94	8.44	8.76	7.71 (c)	8.60
Portfolio turnover rate (%)	38	56	32	52	87	101	38	56
Net assets, end of period ($ millions)	23	20	25	34	40	42	5	4

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Class B Shares				Class C Shares

					For the
					Six-Month
					Period
	For the Years Ended
	September 30
					2002
	2000	1999	1998†		(unaudited)	2001	2000	1999	1998	1997

Net asset value, beginning of period	$8.94	$9.73	$10.57		$7.06	$7.83	$8.94	$9.73	$10.65	$10.18

Income from Investment Operations:
Net investment income	0.86	0.81	0.51		0.27	0.65	0.86	0.81	0.83	0.85
Net realized and unrealized gain (loss) on investments	(1.10)	(0.78)	(0.87)		0.11	(0.76)	(1.10)	(0.78)	(0.91)	0.46

Total from Investment Operations	(0.24)	0.03	(0.36)		0.38	(0.11)	(0.24)	0.03	(0.08)	1.31

Less Distributions:
Dividends from net investment income	(0.87)	(0.82)	(0.48)		(0.28)	(0.66)	(0.87)	(0.82)	(0.84)	(0.84)

Net asset value, end of period	$7.83	$8.94	$9.73		$7.16	$7.06	$7.83	$8.94	$9.73	$10.65

Total Return (%)(a)	(3.50)	0.14	(3.58	)(b)	5.38 (b)	(1.55)	(3.50)	0.14	(1.02)	13.53
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.70	1.70	1.70	(c)	1.65 (c)	1.65	1.70	1.70	1.70	1.70
Without expenses waived (%)	1.92	1.79	1.81	(c)	2.14 (c)	2.10	1.92	1.79	1.81	1.79
Net investment income to average daily net assets (%)	9.56	8.40	7.90	(c)	7.71 (c)	8.60	9.56	8.42	7.93	8.26
Portfolio turnover rate (%)	32	52	87		38	56	32	52	87	101
Net assets, end of period ($ millions)	3	4	2		9	8	8	13	13	13

†	For the period February 2, 1998 (commencement of Class B Shares) to September 30, 1998.

(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust
Notes to Financial Statements
(unaudited)

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/ dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis except when income is not expected. All original issue discounts are accreted for both federal income tax and financial reporting purposes.

Heritage Income Trust
Notes to Financial Statements
(unaudited)
(continued)

Note 2:	Fund Shares. At March 31, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized.

Intermediate Government Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended March 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	298,441	$2,882,298	64,035	$618,566	203,611	$1,973,237
Shares issued on reinvestment of distributions	36,793	356,554	2,784	26,869	7,678	74,230
Shares redeemed	(448,494)	(4,338,314)	(41,636)	(400,656)	(152,100)	(1,462,427)

Net increase (decrease)	(113,260)	$(1,099,462)	25,183	$244,779	59,189	$585,040

Shares outstanding:
Beginning of period	2,566,745		153,810		420,029

End of period	2,453,485		178,993		479,218

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	767,476	$7,319,699	184,146	$1,751,247	324,393	$3,098,387
Shares issued on reinvestment of distributions	90,176	845,444	2,589	24,291	8,638	81,000
Shares redeemed	(833,091)	(7,890,628)	(67,861)	(643,150)	(77,024)	(726,907)

Net increase	24,561	$274,515	118,874	$1,132,388	256,007	$2,452,480

Shares outstanding:
Beginning of year	2,542,184		34,936		164,022

End of year	2,566,745		153,810		420,029

High Yield Bond Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended March 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	489,055	$3,498,242	168,888	$1,197,097	340,535	$2,413,952
Shares issued on reinvestment of distributions	73,741	521,664	10,272	72,234	31,001	218,182
Shares redeemed	(250,163)	(1,781,739)	(48,005)	(340,633)	(211,393)	(1,489,896)

Net increase	312,633	$2,238,167	131,155	$928,698	160,143	$1,142,238

Shares outstanding:
Beginning of period	2,820,119		559,915		1,119,616

End of period	3,132,752		691,070		1,279,759

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares

	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	303,143	$2,290,140	301,571	$2,265,600	308,972	$2,317,372
Shares issued on reinvestment of distributions	160,334	1,207,280	18,284	136,958	64,501	483,394
Shares redeemed	(810,960)	(6,100,646)	(166,293)	(1,235,002)	(338,545)	(2,532,072)

Net increase (decrease)	(347,483)	$(2,603,226)	153,562	$1,167,556	34,928	$268,694

Shares outstanding:
Beginning of year	3,167,602		406,353		1,084,688

End of year	2,820,119		559,915		1,119,616

Heritage Income Trust
Notes to Financial Statements
(unaudited)
(continued)

Note 3:	Purchases and Sales of Securities. For the six-month period ended March 31, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	U.S. Government Securities			Other

	Purchases	Sales	Paydowns	Purchases	Sales

Intermediate Government Fund	$11,637,930	$12,915,261	$434,797	—	—
High Yield Bond Fund	—	—	—	$14,443,383	$9,592,386

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Fund’s Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager”), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund’s average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to a contractual agreement dated January 2, 2002, the Manager agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2002 fiscal year as follows:

	Class A	Class B and C

Intermediate Government Fund	0.95%	1.20%
High Yield Bond Fund	1.20%	1.65%

Under this agreement, management fees of $76,298 were waived and $21,411 of expenses were reimbursed for the Intermediate Government Fund and management fees of $82,513 were waived in the High Yield Bond Fund for the six-month period ended March 31, 2002. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ended September 30, 2004, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $130,754 and $151,212 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2001 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2003.

The Manager entered into an agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the six-month period ended March 31, 2002, the Manager paid $50,372 for subadviser fees.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For the six-month period ended March 31, 2002, the Manager charged the Intermediate Government Fund $13,158 for Shareholder Servicing fees and $25,911 for Fund Accounting services. For the same period, the Manager charged the High Yield Bond Fund $12,576 for Shareholder Servicing fees and $30,389 for Fund Accounting services.

Raymond James & Associates, Inc. (the “Distributor”) has advised the Trust that the Intermediate Government Fund received $14,930 in front-end sales charges and $1,388 in contingent deferred sales charges for Class A Shares, $4,796 in contingent deferred sales charges for Class B Shares and $2,252 in contingent deferred sales charges for Class C Shares for the six-month period ended March 31, 2002. The High Yield Bond Fund received $45,958 in front-end sales charges for Class A Shares, $9,364 in contingent deferred sales charges for Class B Shares and $2,035 in contingent deferred sales charges for Class C Shares for the six-month period ended March 31, 2002. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to .35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plan, the Trust may pay the Distributor a fee of up to .60% for the Intermediate Government Fund and up to .80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee

Heritage Income Trust
Notes to Financial Statements
(unaudited)
(continued)

of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. For the six-month period ended March 31, 2002, the Trust paid the Trustees an aggregate amount of $11,192 in fees.

Note 5:	Federal Income Taxes. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

Intermediate Government Fund

For the fiscal year ended September 30, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to prior year adjustments and market discount, the Fund credited paid in capital $137,622 and debited accumulated net realized loss and undistributed net investment income $5,433 and $132,189, respectively. The Fund has net tax basis capital loss carryforwards of ($10,411,829) which may be applied against any realized net taxable gains until their expiration dates of September 30, 2002 ($1,429,684), September 30, 2003 ($4,315,312), September 30, 2004 ($1,737,841), September 30, 2005 ($446,153), September 30, 2006 ($374,992), September 30, 2007 ($1,413,752), September 30, 2008 ($441,619) and September 30, 2009 ($252,476). The Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions. In addition from November 1, 2000 to September 30, 2001, the Fund incurred $3,965 of net realized capital losses which will be deferred and treated as arising on October 1, 2001 in accordance with regulations under the Internal Revenue Code.

High Yield Bond Fund

For the fiscal year ended September 30, 2001, to reflect reclassifications arising from permanent book/tax difference primarily attributable to market discount, the Fund credited undistributed net investment income and debited accumulated net realized loss $160,747. The Fund has net tax basis capital loss carryforwards of ($8,348,147) which may be applied against any realized net taxable gains until their expiration dates of September 30, 2007 ($409,285), September 30, 2008 ($2,803,933) and September 30, 2009 ($5,134,929). The Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions.

Heritage Family of FundsTM

The Intelligent Creation of Wealth

Heritage Money Market Funds	Heritage Equity Funds
Cash Trust Money Market	Aggressive Growth
Cash Trust Municipal Money Market	Capital Appreciation
Eagle International
Heritage Bond Funds	Growth and Income
High Yield	Growth Equity
Intermediate Government	Mid Cap
Small Cap
Technology
Value Equity

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 (800) 421-4184
www.heritagefunds.com

Not FDIC Insured May Lose Value No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

5M AR5321 SINL 03/02 Copyright 2002 Heritage Asset Management, Inc.